EXHIBIT 99.1

HAMILTON LANE INCORPORATED REPORTS FOURTH QUARTER AND FULL YEAR FISCAL 2017 RESULTS
BALA CYNWYD, PENN. – June 12, 2017 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the fourth quarter and full fiscal year ended March 31, 2017.
Hamilton Lane CEO Mario Giannini said, “We are pleased with our strong performance over the past fiscal year, and believe this is a testament to the work of everyone at Hamilton Lane as well as to the support and trust of our clients. Over the last year, we became a publicly-traded company, added several new clients around the globe to our already blue-chip roster, and expanded relationships with many of our existing clients. We also grew our product platform, successfully raising our largest Secondary fund to date, which closed well above target. As a result, we’ve continued to see steady and robust growth throughout our core offering, demonstrating that the private markets are an area of deep interest to investors globally – and we expect that to continue.”
Hamilton Lane issued a full detailed presentation of its fourth quarter and full year fiscal 2017 results, which can be viewed at http://ir.hamiltonlane.com.
Dividend
Hamilton Lane has declared a quarterly dividend of $0.175 per share of Class A common stock to record holders at the close of business on June 26, 2017. This dividend will be paid on July 10, 2017.
Conference Call
Hamilton Lane will discuss fourth quarter and full year fiscal 2017 results in a webcast and conference call today, Monday, June 12, 2017, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on Hamilton Lane’s Investor Relations website. The call may also be accessed by dialing 1-877-201-0168 inside the U.S., or 1-647-788-4901 for international callers. The conference ID is 17897685.
A replay of the webcast will be available on Hamilton Lane’s Investor Relations website approximately two hours after the live broadcast for a period of one year, and can be accessed in the same manner as the live webcast at the Hamilton Lane Investor Relations website.
About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading alternative investment management firm providing innovative private markets solutions to sophisticated investors around the world. Dedicated to private markets investing for 25 years, the firm currently employs more than 290 professionals operating in offices throughout the U.S., Europe, Asia, Latin America and the Middle East. With more than $342 billion in total assets under management and supervision as of March 31, 2017, Hamilton Lane offers a full range of investment products and services that enable clients to participate in the private markets asset class on a global and customized basis. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on Twitter: @hamilton_lane.
Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the

Private Securities Litigation Reform Act of 1995. Words such as “will,” “expects,” “believes” and similar expressions are used to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, risk, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; the time, expense and effort associated with being a newly public company; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.
The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” section of our Registration Statement on Form S-1, as amended, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Investor Contact
Demetrius Sidberry
dsidberry@hamiltonlane.com
+1 610 617 6768

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 610 617 5841

Fiscal Year 2017 Fourth Quarter and Full Year Results Earnings Release Presentation - June 12, 2017

Page 2 Period Highlights • Successfully completed our initial public offering in March 2017, raising $218.5 million in gross proceeds, including the exercise of the underwriters’ over-allotment option • Total asset footprint (assets under management/advisement) reached a record amount of $342 billion, growing 35% over the prior fiscal year • Assets under management and fee-earning assets under management were $42 billion and $27 billion, respectively, as of March 31, 2017, up 11% and 12%, respectively, compared to March 31, 2016. • Declared a quarterly dividend of $0.175 per share of Class A common stock to record holders at the close of business on June 26, 2017 Business Performance Financial Results Dividend Dollars in millions Q4 FY17 vs. Q4 FY16 FY17 vs. FY16 Management and advisory fees $46.4 18% $172.7 10% GAAP net income $0.6 N/A $0.6 N/A GAAP EPS $0.03 N/A $0.03 N/A Non-GAAP EPS1 $0.25 N/A $0.91 N/A Fee Related Earnings1 $18.7 5% $72.3 3% Adjusted EBITDA1 $20.9 2% $83.0 22% 1 Non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 10 of the appendix.

Leading, Global Private Markets Solutions Provider

Hamilton Lane


Investors/Limited Partners (LPs)
Buyout
Growth Equity
Real Estate
Nat. Resources
Secondary
Co-Investment
Venture Capital
Infrastructure
Credit
Primary Funds
Secondary Transactions
Co-Investments
~$42B
of AUM[1]
~$300B
of AUA[1]
Private Markets Funds
Private Companies

- Founded in 1991, we are one of the largest allocators of capital to private markets worldwide with over $340B of AUM / AUA
  - ~290 professionals dedicated to the private markets (substantially all are stockholders)
  - 12 offices in key markets globally
  - ~350 sophisticated clients globally (in 35 countries)
  - Significant proprietary databases and suite of analytical tools
  - $49B of discretionary commitments since 2000

We operate at the epicenter of a large, fast-growing and highly desirable asset class, helping a wide array of investors around the world navigate, access and succeed in the private markets

[1] As of 3/31/2017

Page 3

Consolidated Statements of Income (Unaudited)

Hamilton Lane

	Three Months Ended March 31,			Year Ended March 31,		
(Dollars in thousands except share and per share amounts)	2016	2017	% Change	2016	2017	% Change
Revenues						
Management and advisory fees	$ 39,327	$ 46,401	18%	$ 157,630	$ 172,674	10%
Incentive fees	2,016	278	(86)%	23,167	7,146	(69)%
Total revenues	**41,343**	**46,679**	**13%**	**180,797**	**179,820**	**(1)%**
Expenses						
Compensation and benefits	14,872	18,955	27%	92,065	72,116	(22)%
General, administrative and other	7,625	8,664	14%	26,898	31,589	17%
Total expenses	**22,497**	**27,619**	**23%**	**118,963**	**103,705**	**(13)%**
Other income (expense)						
Equity in income of investees	353	3,919	1010%	1,518	12,801	743%
Interest expense	(2,938)	(5,785)	97%	(12,641)	(14,565)	15%
Interest income	115	161	40%	194	320	65%
Other non-operating income (loss)	(50)	(149)	198%	5,816	83	(99)%
Total other income (expense)	**(2,520)**	**(1,854)**	**(26)%**	**(5,113)**	**(1,361)**	**(73)%**
Income before income taxes	**16,326**	**17,206**	**5%**	**56,721**	**74,754**	**32%**
Income tax expense	656	580	(12)%	869	316	(64)%
Net income	**15,670**	**16,626**	**6%**	**55,852**	**74,438**	**33%**
Less: Income (loss) attributable to non-controlling interests in general partnerships	(403)	168	N/A	(1,255)	1,192	N/A
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	16,073	15,846	(1)%	57,107	72,634	27%
Net income attributable to Hamilton Lane Incorporated	**$-**	**$612**	**N/A**	**$-**	**$612**	**N/A**
Earnings per share of Class A common stock[1]						
Basic		$0.03			$0.03	
Diluted		0.03			0.03	
Weighted-average shares of Class A common stock outstanding[1]						
Basic		17,788,363			17,788,363	
Diluted		18,341,079			18,341,079	

[1] Represents earnings per share of Class A common stock and weighted-average share of Class A common stock outstanding for the period from March 6, 2017 through March 31, 2017, the period following our initial public offering

Page 4

Non-GAAP Financial Measures

Hamilton Lane

(Dollars in thousands except share and per share amounts)	Three Months Ended March 31, 2016	Three Months Ended March 31, 2017	% Change	Year Ended March 31, 2016	Year Ended March 31, 2017	% Change
Adjusted EBITDA						
Management and advisory fees	$39,327	$46,401	18%	$157,630	$172,674	10%
Total expenses	22,497	27,619	23%	118,963	103,705	(13)%
Less:						
Incentive fee related compensation[1]	(989)	88	N/A	(31,714)	(3,283)	(90)%
Management fee related expenses	21,508	27,707	29%	87,249	100,422	15%
Fee Related Earnings	**$17,819**	**$18,694**	**5%**	**$70,381**	**$72,252**	**3%**
Incentive fees	2,016	278	(86)%	23,167	7,146	(69)%
Incentive fee related compensation[1]	(989)	88	N/A	(31,714)	(3,283)	(90)%
Interest income	115	161	40%	194	320	65%
Equity-based compensation	911	1,175	29%	3,730	4,681	25%
Depreciation and amortization	501	475	(5)%	2,027	1,915	(6)%
Adjusted EBITDA	**$20,373**	**$20,871**	**2%**	**$67,785**	**$83,031**	**22%**
Adjusted EBITDA margin	**49%**	**45%**		**37%**	**46%**	
Non-GAAP earnings per share						
Net income attributable to Hamilton Lane Incorporated		**$612**			**$612**	
Income attributable to non-controlling interests in general partnerships		168			1,192	
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.		15,846			72,634	
Income tax expense		580			316	
IPO related expenses[2]		1,935			1,935	
Write-off of deferred financing costs[3]		3,359			3,359	
Adjusted pre-tax net income		**22,500**			**80,048**	
Adjusted income taxes[4]		(9,054)			(32,211)	
Adjusted net income		**$13,446**			**$47,837**	
Adjusted shares[5]		**52,779,748**			**52,779,748**	
Non-GAAP earnings per share		**$0.25**			**$0.91**	

[1] Incentive fee related compensation includes incentive fee compensation expense and bonus and other revenue sharing allocated to carried interest classified as base compensation.
[2] Represents accrual of one-time payments to induce members of HLA to exchange their HLA units for HLI Class A common stock in the reorganization in connection with the IPO.
[3] Represents write-down of unamortized discount and debt issuance costs due to the $160 million paydown of outstanding indebtedness under the Term Loan with proceeds from the IPO.
[4] Represents corporate income taxes at assumed effective tax rate of 40.24% applied to adjusted pre-tax net income. The 40.24% is based on a federal tax statutory rate of 35.00% and a combined state income tax rate net of federal benefits of 5.24%.
[5] Assumes the full exchange of Class B and Class C units in HLA for HLI Class A common stock.
See page 10 for additional reconcilation to GAAP financial measures

Page 5

Page 6 Management and Advisory Fees Three Months Ended March 31, Year Ended March 31, (Dollars in thousands) 2016 2017 % Change 2016 2017 % Change Management and advisory fees Customized separate accounts $17,436 $18,467 6% $67,879 $71,261 5% Specialized funds 15,519 21,268 37% 62,340 74,675 20% Advisory and reporting 5,804 6,118 5% 22,536 23,798 6% Distribution management 568 548 (4)% 4,875 2,940 (40)% Total management and advisory fees $39,327 $46,401 18% $157,630 $172,674 10% Specialized funds 43% Customized separate accounts 41% Advisory and reporting 14% Distribution management 2%

Page 7 Incentive Fees (Dollars in thousands) Three Months Ended March 31, Year Ended March 31, 2016 2017 % Change 2016 2017 % Change Incentive fees Secondary Fund II $1,086 $183 (83)% $15,685 $2,293 (85)% Other specialized funds - 28 N/A 4,875 4,202 (14)% Customized separate accounts 930 67 (93)% 2,607 651 (75)% Incentive fees $2,016 $278 (86)% $23,167 $7,146 (69)% As of % Change % Change 3/31/16 12/31/16 3/31/17 vs. 3/31/16 vs. 12/31/16 Allocated carried interest Secondary Fund II $10,906 $8,437 $8,476 (22)% 0% Secondary Fund III 21,742 24,559 27,649 27% 13% Secondary Fund IV - 2,016 3,041 N/A 51% Co-investment Fund I 3,090 1,144 715 (77)% (38)% Co-investment Fund II 80,820 94,863 97,313 20% 3% Co-investment Fund III 2,210 11,243 14,070 537% 25% Other specialized funds 9,738 10,769 13,670 40% 27% Customized separate accounts 48,751 59,816 68,766 41% 15% Total allocated carried interest $177,257 $212,847 $233,700 32% 10%

Page 8 Assets Under Management As of (Dollars in billions) 3/31/16 12/31/16 3/31/17 % Change vs. 3/31/16 % Change vs. 12/31/16 Assets under management / advisement Assets under management $37.5 $40.4 $41.8 11% 3% Assets under advisement 215.1 292.2 300.4 40% 3% Total assets under management / advisement $252.6 $332.6 $342.2 35% 3% Fee-earning assets under management Separate accounts $17.0 $17.7 $18.0 6% 2% Specialized funds 7.0 8.5 8.8 26% 4% Total fee-earning assets under management $24.0 $26.2 $26.8 12% 2% $17.0 $7.0 $24.0 $5.2 ($2.1) ($0.2) $26.8 $3.2 $18.0 $8.8 ($1.9) ($0.2) ($0.2) 3/31/16 Contributions Distributions 3/31/17FX, Market Value and Other $0.0$2.0 FEAUM Rollforward 3/31/16 to 3/31/17 $17.7 $8.5 $26.2 $1.8 ($1.3) $0.0 $26.8$0.4 $18.0 $8.8 ($1.2) ($0.1) $0.0 12/31/16 Contributions Distributions 3/31/17FX, Market Value and Other $0.0$1.4 FEAUM Rollforward 12/31/16 to 3/31/17 Customized Separate Accounts Specialized Funds

Appendix

Non-GAAP Financial Measures

Hamilton Lane

(Dollars in thousands except share and per share amounts)	Three Months Ended March 31, 2016	2017	Year Ended March 31, 2016	2017
Net income attributable to Hamilton Lane Incorporated	**$-**	**$612**	**$-**	**$612**
Income (loss) attributable to non-controlling interests in general partnerships	(403)	168	(1,255)	1,192
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	16,073	15,846	57,107	72,634
Incentive fees	(2,016)	(278)	(23,167)	(7,146)
Incentive fee related compensation[1]	989	(88)	31,714	3,283
Interest income	(115)	(161)	(194)	(320)
Interest expense	2,938	5,785	12,641	14,565
Income tax expense (benefit)	656	580	869	316
Equity in income of investees	(353)	(3,919)	(1,518)	(12,801)
Other non-operating (income) loss	50	149	(5,816)	(83)
Fee Related Earnings	**$17,819**	**$18,694**	**$70,381**	**$72,252**
Depreciation and amortization	501	475	2,027	1,915
Equity-based compensation	911	1,175	3,730	4,681
Incentive fees	2,016	278	23,167	7,146
Incentive fee related compensation[1]	(989)	88	(31,714)	(3,283)
Interest income	115	161	194	320
Adjusted EBITDA	**$20,373**	**$20,871**	**$67,785**	**$83,031**

	Three Months Ended March 31, 2017	Year Ended March 31, 2017
Non-GAAP earnings per share		
Net income attributable to Hamilton Lane Incorporated	**$612**	**$612**
Income attributable to non-controlling interests in general partnerships	168	1,192
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	15,846	72,634
Income tax expense	580	316
IPO related expenses[2]	1,935	1,935
Write-off of deferred financing costs[3]	3,359	3,359
Adjusted pre-tax net income	**22,500**	**80,048**
Adjusted income taxes[4]	(9,054)	(32,211)
Adjusted net income	**$13,446**	**$47,837**
Weighted-average shares of Class A common stock outstanding	**18,341,079**	**18,341,079**
Exchange of Class B and Class C units in HLA[5]	34,438,669	34,438,669
Adjusted shares	**52,779,748**	**52,779,748**
Non-GAAP earnings per share	**$0.25**	**$0.91**

[1] Incentive fee related compensation includes incentive fee compensation expense and bonus and other revenue sharing allocated to carried interest classified as base compensation.
[2] Represents accrual of one-time payments to induce members of HLA to exchange their HLA units for HLI Class A common stock in the reorganization in connection with the IPO.
[3] Represents write-down of unamortized discount and debt issuance costs due to the $160 million paydown of outstanding indebtedness under the Term Loan with proceeds from the IPO.
[4] Represents corporate income taxes at assumed effective tax rate of 40.24% applied to adjusted pre-tax net income. The 40.24% is based on a federal tax statutory rate of 35.00% and a combined state income tax rate net of federal benefits of 5.24%.
[5] Assumes the full exchange of Class B and Class C units in HLA for HLI Class A common stock.

Page 10

Page 11 Terms Adjusted EBITDA is our primary internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our Term Loan, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) non-operating income (loss) and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings (“FRE”) is used to highlight earnings of the company from recurring management fees. FRE represents (a) management and advisory fees less (b) total expenses (excluding incentive fee related expenses). FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. Non-GAAP earnings per share measures the per share earnings of the company excluding expenses related to our IPO and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. We believe Non-GAAP earnings per share is useful to investors because it enables them to better evaluate per-interest operating performance across reporting periods. Our assets under management (”AUM”) comprise primarily the assets associated with our customized separate accounts and specialized funds. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients’ and funds’ underlying investments; (2) the unfunded commitments to our clients’ and funds’ underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Our assets under advisement (“AUA”) comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management, or fee-earning AUM, is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds on which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not impacted by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly impacted by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or “HLI”) was incorporated in the State of Delaware on December 31, 2007. The Company was formed for the purpose of completing an initial public offering (“IPO”) and related transactions (“Reorganization”) in order to carry on the business of Hamilton Lane Advisors, L.L.C. (“HLA”) as a publicly-traded entity. As of March 6, 2017, in connection with the Reorganization discussed below, HLI became the sole managing member of HLA.